--------------------------------------------------------------------------------


                          AMENDED AND RESTATED BYLAWS

                                      OF

                      PEDIATRIC SERVICES OF AMERICA, INC.


                           -------------------------


                      Incorporated under the Laws of the

                               State of Delaware


                           -------------------------


                       Adopted as of  September 22, 1998
                                      ------------


--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

ARTICLE I

OFFICES...................................................................  1
-------

ARTICLE II

MEETINGS OF STOCKHOLDERS..................................................  1
------------------------
 Section 1.  Place of Meetings............................................  1
             -----------------
 Section 2.  Annual Meeting...............................................  1
             --------------
 Section 3.  Special Meetings.............................................  1
             ----------------
 Section 4.  Notice of Meetings...........................................  1
             ------------------
 Section 5.  Notice of Stockholder Nominees...............................  2
             ------------------------------
 Section 6.  Notice of Stockholder Business...............................  3
             ------------------------------
 Section 7.  List of Stockholders.........................................  4
             --------------------
 Section 8.  Quorum.......................................................  4
             ------
 Section 9.  Voting.......................................................  4
             ------
 Section 10. Proxies......................................................  5
             -------
 Section 11. Inspectors of Elections......................................  5
             -----------------------
 Section 12. Action without a Meeting.....................................  5
             ------------------------

ARTICLE III

BOARD OF DIRECTORS........................................................  5
------------------
 Section 1.  Powers.......................................................  5
             ------
 Section 2.  Number.......................................................  5
             ------
 Section 3.  Classes......................................................  6
             -------
 Section 4.  Removal......................................................  6
             -------
 Section 5.  Quorum and Manner of Acting..................................  6
             ---------------------------
 Section 6.  Annual Meeting...............................................  6
             --------------
 Section 7.  Regular Meetings.............................................  7
             ----------------
 Section 8.  Special Meetings; Notice.....................................  7
             ------------------------
 Section 9.  Resignations.................................................  7
             ------------
 Section 10. Compensation of Directors....................................  7
             -------------------------
 Section 11. Action without a Meeting.....................................  7
             ------------------------
 Section 12. Telephonic Participation in Meetings.........................  7
             ------------------------------------
 Section 13. Committees of the Board of Directors.........................  8
             ------------------------------------

ARTICLE IV

OFFICERS..................................................................  8
--------
 Section 1.  Principal Officers...........................................  8
             ------------------
 Section 2.  Election and Term of Office..................................  8
             ---------------------------
 Section 3.  Other Officers...............................................  8
             --------------
 Section 4.  Removal......................................................  8
             -------

 Section 5.  Resignations.................................................  8
             ------------
 Section 6.  Vacancies....................................................  9
             ---------
 Section 7.  Chairman of the Board........................................  9
             ---------------------
 Section 8.  President....................................................  9
             ---------
 Section 9.  Vice President...............................................  9
             --------------
 Section 10. Treasurer....................................................  9
             ---------
 Section 11. Secretary....................................................  9
             ---------
 Section 12. Salaries..................................................... 10
             --------

ARTICLE V

SHARES AND THEIR TRANSFER................................................. 10
-------------------------
 Section 1.  Certificate of Stock......................................... 10
             --------------------
 Section 2.  Stock Certificate Signature.................................. 10
             ---------------------------
 Section 3.  Stock Ledger................................................. 10
             ------------
 Section 4.  Cancellation................................................. 10
             ------------
 Section 5.  Registration of Transfers of Stock........................... 11
             ----------------------------------
 Section 6.  Regulations.................................................. 11
             -----------
 Section 7.  Lost, Stolen, Destroyed or Mutilated Certificates............ 11
             -------------------------------------------------
 Section 8.  Record Dates................................................. 11
             ------------

ARTICLE VI

MISCELLANEOUS PROVISIONS.................................................. 11
------------------------
 Section 1.  Corporate Seal............................................... 11
             --------------
 Section 2.  Voting of Stocks Owned by the Corporation.................... 12
             -----------------------------------------
 Section 3.  Dividends.................................................... 12
             ---------
 Section 4.  Indemnification and Insurance................................ 12
             -----------------------------

ARTICLE VII

AMENDMENTS................................................................ 13
----------

                          AMENDED AND RESTATED BYLAWS

                                      OF

                      PEDIATRIC SERVICES OF AMERICA, INC.

                           (a Delaware corporation)

                              -------------------

                                   ARTICLE I

                                    OFFICES
                                    -------

     The registered office of the Corporation in the State of Delaware shall be located in the City of Wilmington, County of New Castle. The Corporation may establish or discontinue, from time to time, such other offices within or without the State of Delaware as may be deemed proper for the conduct of the Corporation's business.


                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS
                            ------------------------

     Section 1.  Place of Meetings.  All meetings of stockholders shall be held
     ---------   -----------------
at such place or places, within or without the State of Delaware, as may from time to time be fixed by the Board of Directors, or as shall be specified in the respective notices, or waivers of notice, thereof.

     Section 2.  Annual Meeting.  The annual meeting of stockholders for the
     ---------   --------------
election of Directors and the transaction of other business shall be held on such date and at such time and place as may be designated by the Board of Directors. At each annual meeting, the stockholders entitled to vote shall vote for the election of directors to succeed those whose terms expire at such meeting and may transact such other proper business as may come before the meeting.

     Section 3.  Special Meetings.  A special meeting of the stockholders, or of
     ---------   ----------------
any class thereof entitled to vote, for any purpose or purposes, may be called at any time by the Chairman of the Board, if any, or the President or by order of the Board of Directors and shall be called by the President or Secretary upon the written request of stockholders holding of record at least 50% of the outstanding shares of stock of the Corporation entitled to vote at such meeting. Such written request shall state the purpose or purposes for which such meeting is to be called.

     Section 4.  Notice of Meetings.  Except as otherwise provided by law,
     ---------   ------------------
written notice of each meeting of stockholders, whether annual or special, stating the place, date and hour of the meeting shall be given not less than ten days nor more than sixty (60) days before the date on which the meeting is to be held to each stockholder of record entitled to vote thereat by delivering a notice thereof to him personally or by mailing such notice in a postage prepaid envelope directed to him at his address as it appears on the records of the Corporation, unless he shall have filed with the Secretary of the Corporation a written request that notices intended for him be directed to another address, in which case such notice shall be directed to him at the address designated in such request. Notice shall not be required to be given to any stockholder who shall waive such notice in writing, whether prior to or after such meeting, or who shall attend such meeting in person or by proxy unless such attendance is for the express purpose of objecting, at the beginning of such meeting, to the transaction of any business because the meeting is not lawfully called or convened. Every notice of a special meeting of the stockholders shall also state the purpose or purposes for which it is called.

     Section 5.  Notice of Stockholder Nominees.  Only persons who are nominated
     ---------   ------------------------------
in accordance with the procedures set forth in this Section 5 shall be eligible for election as Directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder of the Corporation entitled to vote for the election of Directors at the meeting who complies with the notice procedures set forth in this Section 5. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation, in accordance with Securities and Exchange Commission Rule 14a-8(a)(3)(i), not less than 120 calendar days nor more than 180 calendar days prior to the first anniversary of the date of the Corporation's proxy statement released to stockholders in connection with the previous year's annual meeting of stockholders, except that if no annual meeting of stockholders was held in the previous year or if the date of the annual meeting of stockholders has been changed by more than 30 calendar days from the date contemplated at the time of the previous year's proxy statement, the notice shall be received at the principal executive offices of the Corporation not less than 150 calendar days nor more than 180 days prior to the date of the annual meeting. Such stockholder's notice shall set forth
(i) as to each person whom the stockholder proposes to nominate for election or re-election as a Director, (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the Corporation which are beneficially owned by such person, and (D) any other information relating to such person that is required to be disclosed in solicitation of proxies for election of Directors, or is otherwise required; in each case, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including without limitation such person's written consent to being named in the proxy statement as a nominee and to serving as a Director if elected), and (ii) as to the stockholder giving the notice (A) the name and address, as they appear on the Corporation's books, of such stockholder and (B) the class and number of shares of the Corporation which are beneficially owned by such stockholder, (C) the dates upon which such stockholder acquired the shares, (D) documentary support for any claim of beneficial ownership, and (E) a statement in support of such nomination and any other information required by said Rule 14a-8. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a Director shall furnish to the Secretary of the Corporation that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the Bylaws, and if he should so determine, he shall so declare at the meeting and the defective nomination shall be disregarded.

     Section 6.  Notice of Stockholder Business.  At an annual meeting of the
     ---------   ------------------------------
stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a stockholder, who complies with the notice procedures set forth in this Section 6; provided, in each case, that such business proposed to be conducted is, under
law, an appropriate subject for stockholder action.   For business to be
properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice for any annual meeting must be delivered to or mailed and received at the principal executive offices of the Corporation in accordance with Securities and Exchange Commission Rule 14a-8(a)(3)(i), not less than 120 calendar days nor more than 180 days prior to the first anniversary of the date of the Corporation's proxy statement released to stockholders in connection with the previous year's annual meeting of stockholders, except that if no annual meeting of stockholders was held in the previous year or if the date of the annual meeting of stockholders has been changed by more than 30 calendar days from the date contemplated at the time of the previous year's proxy statement, the notice shall be received at the principal executive offices of the Corporation not less than 150 calendar days nor more than 180 days prior to the date of the annual meeting. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business, (iii) the class and number of shares of the Corporation which are beneficially owned by the stockholder, and (iv) the dates upon which the stockholder acquired such shares, (v) documentary support for any claim of beneficial ownership, (vi) a description of any material interest of such stockholder in such business and (vii) a statement in support of the matter and any other information required by Rule 14a-8. Notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this Section 6. The Chairman of the annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of this Section 6, and if he should so determine, he shall so declare at the meeting and any such business not properly brought before the meeting shall not be transacted.

     Section 7.  List of Stockholders.  It shall be the duty of the Secretary or
     ---------   --------------------
other officer of the Corporation who shall have charge of the stock ledger to prepare and make, at least ten days before every meeting of the stockholders, a complete list of the stockholders entitled to vote thereat, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in his name. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting or, if not so specified, at the place where the meeting is to be held. The list shall be kept and produced at the time and place of the meeting during the whole time thereof and subject to the inspection of any stockholder who may be present. The original or duplicate ledger shall be the only evidence as to who are the stockholders entitled to examine such list or the books of the Corporation or to vote in person or by proxy at such meeting.

     Section 8.  Quorum.  At each meeting of the stockholders, the holders of
     ---------   ------
record of a majority of the issued and outstanding stock of the Corporation entitled to vote at such meeting, present in person or by proxy, shall constitute a quorum for the transaction of business, except as otherwise provided by law, the Certificate of Incorporation or these Bylaws. In the absence of a quorum, any officer entitled to preside at, or act as Secretary of, such meeting shall have the power to adjourn the meeting from time to time until a quorum shall be constituted.

     Section 9.  Voting.  Every stockholder of record who is entitled to vote
     ---------   ------
shall, at every meeting of the stockholders, be entitled to one vote for each share of stock held by him on the record date; except, however, that shares of
                                               ------  -------
its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held by the Corporation, shall neither be entitled to vote nor counted for quorum purposes. Nothing in this Section shall be construed as limiting the right of the Corporation to vote its own stock held by it in a fiduciary capacity. At all meetings of the stockholders, a quorum being present, all matters shall be decided by majority vote of the shares of stock entitled to vote held by stockholders present in person or by proxy, except as otherwise required by law or the Certificate of Incorporation. Unless demanded by a stockholder of the Corporation present in person or by proxy at any meeting of the stockholders and entitled to vote thereat or so directed by the chairman of the meeting or required by law, the vote thereat on any question need not be by written ballot. On a vote by written ballot, each ballot shall be signed by the stockholder voting, or in his name by his proxy, if there be such proxy, and shall state the number of shares voted by him and the number of votes to which each share is entitled.

     Section 10.  Proxies.  Each stockholder to vote at a meeting of
     ----------   -------
stockholders or to express consent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy. A proxy acting for any stockholder shall be duly appointed by an instrument in writing subscribed by such stockholder. No proxy shall be valid after the expiration of three years from the date thereof unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Corporation.

     Section 11.  Inspectors of Elections.  The Board of Directors, in advance
     ----------   -----------------------
of any stockholder meeting, shall appoint an inspector of elections to act at such meeting, and any adjournment thereof, and make a written report thereof. In case any person appointed fails to appear or act, the vacancy may be filled by an alternate appointed by the Board in advance of the meeting, or at the meeting by the person presiding thereat. The inspector, before entering upon discharge of his duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his ability.

     Section 12.  Action without a Meeting.  Any action required to be taken at
     ----------   ------------------------
any annual or special meeting of stockholders or any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing setting forth the action so taken shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.


                                  ARTICLE III

                               BOARD OF DIRECTORS
                               ------------------

     Section 1.  Powers.  Except as otherwise provided by law or in the
     ---------   ------
Certificate of Incorporation, the business and affairs of the Corporation shall be managed under the direction of the Board of Directors.

     Section 2.  Number.  The number of directors constituting the entire Board
     ---------   ------
of Directors of the Corporation shall be not less than three nor more than fifteen as fixed from time to time by vote of a majority of the entire Board, provided, however, that the number of directors shall not be reduced so as to shorten the term of any director at the time in office, and provided further, that the number of directors constituting the entire Board shall be six until otherwise fixed by a majority of the entire Board.

     Section 3.  Classes.  The Board of Directors shall be divided into three
     ---------   -------
classes, as nearly equal in numbers as the then total number of directors constituting the entire Board permits with the term of office of one class expiring each year. Initially, directors of the first class shall be elected to hold office for a term expiring at the annual meeting of stockholders in 1994; directors of the second class shall be elected to hold office for a term expiring at the annual meeting of stockholders in 1995; and directors of the third class shall be elected to hold office for a term expiring at the annual meeting of stockholders in 1996. Any vacancies in the Board of Directors for any reason, and any directorships resulting from any increase in the number of directors, may be filled by the Board of Directors, acting by a majority of the directors then in office, although less than a quorum, and any directors so chosen shall hold office until the next election of the class for which such directors shall have been chosen and until their successors shall be elected and qualified. Subject to the foregoing, at each annual meeting of stockholders, commencing with the annual meeting in 1994, the successors to the class of directors whose term shall then expire shall be elected to hold office for a term of three years expiring at the third succeeding annual meeting. This Section 3 of Article III of these Bylaws may only be altered, amended or repealed by the affirmative vote of the holders of two-thirds or more of the outstanding shares of capital stock entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the stockholders called for such purpose.

     Section 4.  Removal.  So long as the Board of Directors of the Corporation
     ---------   -------
shall be a classified board, a director may only be removed for cause.

     Section 5.  Quorum and Manner of Acting.  Unless otherwise provided by law,
     ---------   ---------------------------
the presence of 50% of the whole Board of Directors shall be necessary to constitute a quorum for the transaction of business. In the absence of a quorum, a majority of the Directors present may adjourn the meeting from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given. At all meetings of Directors, a quorum being present, all matters shall be decided by the affirmative vote of a majority of the Directors present, except as otherwise required by law, the Certificate of Incorporation or these Bylaws. The Board of Directors may hold its meetings at such place or places within or without the State of Delaware as the Board of Directors may from time to time determine or as shall be specified in the respective notices, or waivers of notice, thereof.

     Section 6.  Annual Meeting.  There shall be an annual meeting of the Board
     ---------   --------------
of Directors. At the annual meeting, the Board of Directors shall elect the principal officers of the Corporation and transact such other business as shall come before the meeting. The annual meeting shall be held immediately following the close of the annual meeting of stockholders. No notice of such meeting shall be required to be given. Failure to hold the annual meeting shall not invalidate or otherwise affect valid corporate acts.

     Section 7.  Regular Meetings.  Regular meetings of the Board of Directors
     ---------   ----------------
may be held at such time and place, within or without the State of Delaware, as shall from time to time be determined by the Board of Directors. After there has been such determination, and notice thereof has been once given to each member of the Board of Directors as hereinafter provided for special meetings, regular meetings may be held without further notice being given.

     Section 8.  Special Meetings; Notice.  Special meetings of the Board of
     ---------   ------------------------
Directors shall be held whenever called by the Chairman of the Board, if any, the President or by a majority of the Directors. Notice of each such meeting shall be mailed to each Directors, addressed to him at his residence or usual place of business, at least five days before the date on which the meeting is to be held, or shall be to him at such place by facsimile, telegraph or cable, or be delivered personally or by telephone, not later than the day before the day on which such meeting is to be held. Each such notice shall state the time and place of the meeting and, as may be required, the purposes thereof. Notice of any meeting of the Board of Directors need not be given to any Director if he shall sign a written waiver thereof either before or after the time stated therein for such meeting, or if he shall be present at the meeting. Unless limited by law, the Certificate of Incorporation, these Bylaws or the terms of the notice thereof, any and all business may be transacted at any meeting without the notice thereof having specifically identified the matters to be acted upon.

     Section 9.  Resignations.  Any Director of the Corporation may resign at
     ---------   ------------
any time by giving written notice to the Chairman of the Board, if any, the President or the Secretary of the Corporation. The resignation of any Director shall take effect upon receipt of notice thereof or at such later time as shall be specified in such notice; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     Section 10.  Compensation of Directors.  Directors, as such, shall not
     ----------   -------------------------
receive any stated salary for their services, but, by resolution of the Board, a specific sum fixed by the Board plus expenses may be allowed for attendance at each regular or special meeting of the Board; provided, however, that nothing
                                              --------  -------
herein contained shall be construed to preclude any Director from serving the Corporation or any parent or subsidiary corporation thereof in any other capacity and receiving compensation therefor.

     Section 11.  Action without a Meeting.  Any action required or permitted to
     ----------   ------------------------
be taken at any meeting of the Board of Directors may be taken without a meeting if a written consent thereto is signed by all members of the Board, and such written consent is filed with the minutes or proceedings of the Board.

     Section 12.  Telephonic Participation in Meetings.  Members of the Board of
     ----------   ------------------------------------
Directors may participate in a meeting of the Board by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

     Section 13.  Committees of the Board of Directors.  The Board of Directors,
     ----------   ------------------------------------
by resolution adopted by a majority of the full Board of Directors, may designate from among its members an executive committee and one or more other committees, each consisting of one or more Directors. Except as prohibited by law, each committee shall have the authority set forth in the resolution of the Board of Directors establishing such committee. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules, each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article III of these Bylaws.

                                   ARTICLE IV

                                    OFFICERS
                                    --------

     Section 1.  Principal Officers.  The Board of Directors shall elect a
     ---------   ------------------
President, a Secretary and a Treasurer, and may in addition elect a Chairman of the Board, one or more Vice Presidents and such other officers as it deems fit; the President, the Secretary, the Treasurer, the Chairman of the Board, if any, and the Vice Presidents, if any, being the principal officers of the Corporation. One person may hold, and perform the duties of, any two or more of said offices.

     Section 2.  Election and Term of Office.  The principal officers of the
     ---------   ---------------------------
Corporation shall be elected annually by the Board of Directors at the annual meeting thereof. Each such officer shall hold office until his successor is elected and qualified, or until his earlier death, resignation or removal.

     Section 3.  Other Officers.  In addition, the Board may elect, or the
     ---------   --------------
Chairman of the Board, if any, or the President may appoint, such other officers as they deem fit. Any such other officers chosen by the Board of Directors shall be subordinate officers and shall hold office for such period, have such authority and perform such duties as the Board of Directors, the Chairman of the Board, if any, or the President may from time to time determine.

     Section 4.  Removal.  Any officer may be removed, either with or without
     ---------   -------
cause, at any time, by resolution adopted by the Board of Directors at any regular meeting of the Board, or at any special meeting of the Board called for that purpose, at which a quorum is present.

     Section 5.  Resignations.  Any officer may resign at any time by giving
     ---------   ------------
written notice to the Chairman of the Board, if any, the President, the Secretary or the Board of Directors. Any such resignation shall take effect upon receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     Section 6.  Vacancies.  A vacancy in any office may be filled for the
     ---------   ---------
unexpired portion of the term in the manner prescribed in these Bylaws for election or appointment to such office for such term.

     Section 7.  Chairman of the Board.  The Chairman of the Board of Directors
     ---------   ---------------------
if elected, shall preside, if present, at all meetings of the Board of Directors, shall be the chief executive officer or officers, as the case may be, of the Corporation which shall include general supervision, direction and control of the business of the Corporation, and shall have and perform such other duties as from time to time may be assigned by the Board of Directors.

     Section 8.  President.  The President shall have the general powers and
     ---------   ---------
duties of supervision and management usually vested in the office of President of a corporation. He shall preside at all meetings of the stockholders, if present thereat, and in the absence or non-election of the Chairman of the Board of Directors, at all meetings of the Board of Directors, and shall have general supervision, direction and control of the business of the Corporation. Except as the Board of Directors shall authorize the execution thereof in some other manner, he shall execute bonds, mortgages, and other contracts on behalf of the Corporation, and shall cause the seal to be affixed to any instrument requiring it and when so affixed the seal shall be attested by the signature of the Secretary or the Treasurer.

     Section 9.  Vice Presidents.  Each Vice President shall have such powers
     ---------   ---------------
and shall perform such duties as shall be assigned to him by the Board of Directors or the President.

     Section 10.  Treasurer.  The Treasurer shall have charge and custody of,
     ----------   ---------
and be responsible for, all funds and securities of the Corporation. He shall exhibit at all reasonable times his books of account and records to any of the Directors of the Corporation upon application during business hours at the office of the Corporation where such books and records shall be kept; when requested by the Board of Directors, he shall render a statement of the condition of the finances of the Corporation at any meeting of the Board or at the annual meeting of stockholders; he shall receive, and give receipt for, moneys due and payable to the Corporation from any source whatsoever; in general, he shall perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the Chairman of the Board of Directors, the President or the Board of Directors. The Treasurer shall give such bond, if any, for the faithful discharge of his duties as the Board of Directors may require.

     Section 11.  Secretary.  The Secretary, if present, shall act as secretary
     ----------   ---------
at all meetings of the Board of Directors and of the stockholders and keep the minutes thereof in a book or books to be provided for that purpose; he shall see that all notices required to be given by the Corporation are duly given and served; he shall have charge of the stock records of the Corporation; he shall see that all reports, statements and other documents required by law are properly kept and filed; and in general he shall perform all the duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Chairman of the Board of Directors, the President or the Board of Directors.

     Section 12.  Salaries.  The salaries of the principal officers shall be
     ----------   --------
fixed from time to time by the Board of Directors or an authorized committee thereof, and the salaries of any other officers may be fixed by the Chairman of the Board of Directors or the President.


                                   ARTICLE V

                           SHARES AND THEIR TRANSFER
                           -------------------------

     Section 1.  Certificate of Stock.  Every stockholder of the Corporation
     ---------   --------------------
shall be entitled to a certificate or certificates, to be in such form as the Board of Directors shall prescribe, certifying the number of shares of the capital stock of the Corporation owned by him. No certificate shall be issued for partly paid shares.

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

     Section 2.  Stock Certificate Signature.  The certificates for such stock
     ---------   ---------------------------
shall be numbered in the order in which they shall be issued and shall be signed by the Chairman of the Board, if any, or the President and the Secretary or Treasurer of the Corporation and its seal shall be affixed thereto. If such certificate is countersigned (i) by a transfer agent other than the Corporation or its employee, or (ii) by a registrar other than the Corporation or its employee, the signatures of such officers of the Corporation may be facsimiles. In case any officer of the Corporation who has signed, or whose facsimile signature has been placed upon, any such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of issue.

     Section 3.  Stock Ledger.  A record shall be kept by the Secretary or by
     ---------   ------------
any other officer, employee or agent designated by the Board of Directors, of the name of each person, firm or corporation holding capital stock of the Corporation, the number of shares represented by, and the respective dates of, each certificate for such capital stock, and in case of cancellation of any such certificate, the respective dates of cancellation.

     Section 4.  Cancellation.  Every certificate surrendered to the Corporation
     ---------   ------------
for exchange or registration of transfer shall be cancelled, and no new certificate or certificates shall be issued in exchange for any existing certificate until such existing certificate shall have been so cancelled, except, subject to Section 7 of this Article V, in cases provided for by applicable law.

     Section 5.  Registrations of Transfers of Stock.  Registrations of
     ---------   -----------------------------------
transfers of shares of the capital stock of the Corporation shall be made on the books of the Corporation on surrender of the certificate or certificates for such shares properly endorsed and the payment of all taxes thereon. The person in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation; provided,
                                                                      --------
however, that whenever any transfer of shares shall be made for collateral
-------
security, and not absolutely, it shall be so expressed in the entry of the transfer if, when the certificates are presented to the Corporation for transfer, both the transferor and the transferee request the Corporation to do so.

     Section 6.  Regulations.  The Board of Directors may make such rules and
     ---------   -----------
regulations as it may deem expedient, not inconsistent with the Certificate of Incorporation or these Bylaws, concerning the issue, transfer and registration of certificates for shares of the stock of the Corporation. It may appoint, or authorize any principal officer or officers to appoint, one or more transfer clerks or one or more transfer agents and one or more registrars, and may require all certificates of stock to bear the signature or signatures of any of them.

     Section 7.  Lost, Stolen, Destroyed of Mutilated Certificates.  Before any
     ---------   -------------------------------------------------
certificates for stock of the Corporation shall be issued in exchange for certificates which shall become mutilated or shall be lost, stolen or destroyed, proper evidence of such loss, theft, mutilation or destruction shall be procured for the Board of Directors, if it so requires.

     Section 8.  Record Dates.  For the purpose of determining the stockholders
     ---------   ------------
entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a date as a record date for any such determination of stockholders. Such record date shall not be more than sixty (60) days and, in the case of a meeting of stockholders, not less than ten (10) days prior to the date on which the particular action, requiring such determination of stockholders, is to be taken.


                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS
                            ------------------------

     Section 1.  Corporate Seal.  The Board of Directors shall provide a
     ---------   --------------
corporate seal, which shall be in the form of a circle and shall bear the name of the Corporation and words and figures showing that it was incorporated in the State of Delaware in the year 1989. The Secretary shall be the custodian of the seal. The Board of Directors may authorize a duplicate seal to be kept and used by any other officer.

     Section 2.  Voting of Stocks Owned by the Corporation.  The Board of
     ---------   -----------------------------------------
Directors may authorize any person on behalf of the Corporation to attend, vote and grant proxies to be used at any meeting of stockholders of any corporation (except the Corporation) in which the Corporation may hold stock. Nothing in this Section shall be construed as limiting the right of the Corporation to vote its own stock held by it in a fiduciary capacity.

     Section 3.  Dividends.  Subject to the provisions of the Certificate of
     ---------   ---------
Incorporation, the Board of Directors may, out of funds legally available therefor, at any regular or special meeting, declare dividends upon the capital stock of the Corporation as and when they deem expedient. Before declaring any dividend there may be set apart out of any funds of the Corporation available for dividends such sum or sums as the Directors from time to time in their discretion deem proper for working capital or as a reserve fund to meet contingencies or for equalizing dividends or for such other purposes as the Board of Directors shall deem conducive to the interests of the Corporation.

     Section 4.  Indemnification and Insurance.  (a)  Right to Indemnification.
     ---------   -----------------------------
The Corporation shall indemnify and hold harmless, to the fullest extent permitted by the Delaware General Corporation Law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding") by reason of the fact that he, or a person for whom he is the legal representative, is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses reasonably incurred by such person. The Corporation shall be required to indemnify a person in connection with a proceeding initiated by such person only if the proceeding was authorized by the Board of Directors of the Corporation.

     (b) Prepayment of Expenses. The Corporation shall pay the expenses incurred in defending any proceeding in advance of its final disposition, provided, however, that, if required by the Delaware General Corporation Law, the payment of expenses incurred by a director or officer in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should ultimately be determined that the director or officer is not entitled to be indemnified under this Section or otherwise.

     (c) Claims. If a claim for indemnification or payment of expenses under this Section is not paid in full within 60 days after a written claim therefor has been received by the Corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action, the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

     (d) Non-Exclusivity of Rights. The rights conferred on any person by this Section shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

     (e) Other Indemnification. The Corporation's obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or non-profit entity shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

     (f) Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the Delaware General Corporation Law.

     (g) Amendment or Repeal. Any repeal or modification of the foregoing provisions of this Section shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

                                  ARTICLE VII

                                   AMENDMENTS
                                   ----------

     Notwithstanding the foregoing, the stockholders may provide that any Bylaw provisions adopted, altered, amended or repealed by them may not be adopted, altered, amended or repealed by the Board of Directors. Except as otherwise provided, these Bylaws of the Corporation may be altered, amended or repealed by the Board of Directors at any regular or special meeting of the Board of Directors or by the affirmative vote of the holders of record of a majority of the issued and outstanding stock of the Corporation entitled to vote thereon (i) present in person or by proxy at a meeting of holders of such stock or (ii) by a consent in writing in the manner contemplated in Section 12 of Article II, provided, however, that notice of the proposed alteration, amendment or repeal
--------  -------
is contained in the notice of such meeting. Bylaws, whether made or altered by the stockholders or by the Board of Directors, shall be subject to alteration or repeal by the stockholders as in this Article VII above provided. An amendment to these Bylaws that changes or deletes a greater quorum or voting requirement must be the same quorum requirement and be adopted by the same vote and voting groups required to take such action under the quorum and voting requirements prescribed in the provision being amended.